Exhibit 99.2

Stifel Financial Corp. 1st Quarter 2010 Earnings Conference Call April 29, 2010

Forward-Looking Statements

Additional Information and Where to Find It

Chairman's Comments

1st Quarter 2010 Highlights

Stifel Financial Corp. Income Statements

Source of Revenues

Principal Transactions

Stifel Income Statements Non-Interest Expenses

Segment Comparison

YTD Segment Comparison (Excludes Acquisitions)

Global Wealth Management Income Statements

Stifel Bank & Trust Income Statements

Stifel Bank & Trust

Institutional Group Income Statement

Institutional Group Revenues

Statement of Financial Condition Graphs

Capital Structure As of March 31, 2010

Level 3 Assets

Other Financial Data

Announced Merger of Stifel Financial Corp. and Thomas Weisel Partners

Summary of Key Transaction Terms

Transaction Financials ($ in 000s, except per share data)

Why this Combination Makes Sense

Highly Complementary Investment Banking Industry Coverage Capital Markets Activity Between 2005 - 2009

Highly Complementary Investment Banking Industry Coverage Completed M&A Transactions Between 2005 - 2009

Creates the Largest U.S. Equity Research Platform

Stifel's Track Record in Integrating Transactions: Low Risk Opportunity

Driving Value for Stakeholders

Pro Forma Effect of Unit Awards Modification

Q&A - Questions and Answers

STIFEL FINANCIAL

1st Quarter 2010 Earnings Conference Call

April 29, 2010

Forward-Looking Statements

Statements in this presentation that relate to Stifel Financial Corp., as well as Stifel, Nicolaus and Company, Inc. and its other subsidiaries (collectively, "Stifel" or the "Company") and the announced acquisition of Thomas Weisel Partners Group, Inc. ("Thomas Weisel Partners") future plans, objectives, expectations, performance, events and the like may constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Future events, risks and uncertainties, individually or in the aggregate, could cause our actual results to differ materially from those expressed or implied in these forward-looking statements.

The material factors and assumptions that could cause actual results to differ materially from current expectations include, without limitation, the following: (1) the inability to close the merger in a timely manner; (2) the inability to complete the merger due to the failure to obtain stockholder approval and adoption of the merger agreement and approval of the merger or the failure to satisfy other conditions to completion of the merger, including required regulatory and court approvals; (3) the failure of the transaction to close for any other reason; (4) the possibility that the integration of Thomas Weisel Partners' business and operations with those of Stifel may be more difficult and/or take longer than anticipated, may be more costly than anticipated and may have unanticipated adverse results relating to Thomas Weisel Partners' or Stifel's existing businesses; (5) the challenges of integrating and retaining key employees; (6) the effect of the announcement of the transaction on Stifel's, Thomas Weisel Partners' or the combined company's respective business relationships, operating results and business generally; (7) the possibility that the anticipated synergies and cost savings of the merger will not be realized, or will not be realized within the expected time period; (8) the possibility that the merger may be more expensive to complete than anticipated, including as a result of unexpected factors or events; (9) the challenges of maintaining and increasing revenues on a combined company basis following the close of the merger; (10) diversion of management's attention from ongoing business concerns; (11) general competitive, economic, political and market conditions and fluctuations; (12) actions taken or conditions imposed by the United States and foreign governments; (13) adverse outcomes of pending or threatened litigation or government investigations; (14) the impact of competition in the industries and in the specific markets in which Stifel and Thomas Weisel Partners, respectively, operate; and (15) other factors that may affect future results of the combined company described in the section entitled "Risk Factors" in the proxy statement/prospectus to be mailed to Thomas Weisel Partners' shareholders and in Stifel's and Thomas Weisel Partners' respective filings with the U.S. Securities and Exchange Commission ("SEC") that are available on the SEC's web site located at www.sec.gov, including the sections entitled "Risk Factors" in Stifel's Form 10-K for the fiscal year ended December 31, 2009, and "Risk Factors" in Thomas Weisel Partners' Form 10-K for the fiscal year ended December 31, 2009. Readers are strongly urged to read the full cautionary statements contained in those materials. We assume no obligation to update any forward-looking statements to reflect events that occur or circumstances that exist after the date on which they were made.

Additional Information and Where to Find it

In connection with the proposed merger, Stifel will be filing a registration statement on Form S-4 that will include a proxy statement of Thomas Weisel Partners that also constitutes a prospectus of Stifel and other relevant documents relating to the acquisition of Thomas Weisel Partners with the Securities and Exchange Commission (the "SEC"). Stifel and Thomas Weisel Partners shareholders are urged to read the registration statement and any other relevant documents filed with the SEC, including the proxy statement/prospectus that will be part of the registration statement, because they will contain important information about Stifel, Thomas Weisel Partners and the proposed transaction. The final proxy statement/prospectus will be mailed to shareholders of Thomas Weisel Partners. Investors and security holders will be able to obtain free copies of the registration statement and proxy statement/prospectus (when available) as well as other filed documents containing information about Stifel and Thomas Weisel Partners, without charge, at the SEC's website (www.sec.gov). Free copies of Stifel's SEC filings are also available on Stifel's website (www.stifel.com), and free copies of Thomas Weisel Partners' SEC filings are available on Thomas Weisel Partners' website (www.tweisel.com). Free copies of Stifel's filings also may be obtained by directing a request to Stifel's Investor Relations by phone to (314) 342-2000 or in writing to Stifel Financial Corp., Attention: Investor Relations, 501 North Broadway, St. Louis, Missouri 63102. Free copies of Thomas Weisel Partners' filings also may be obtained by directing a request to Thomas Weisel Partners' Investor Relations by phone to 415-364-2500, in writing to Thomas Weisel Partners Group, Inc., Attention: Investor Relations, One Montgomery Street, San Francisco, CA 94104, or by email to investorrelations@tweisel.com.

This communication shall not constitute an offer to sell or the solicitation of an offer to buy securities, nor shall there be any sale of securities in any jurisdiction in which such solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction.

Participants in the Solicitation

Stifel, Thomas Weisel Partners and their respective directors and executive officers may be deemed, under SEC rules, to be participants in the solicitation of proxies from the shareholders of Thomas Weisel Partners with respect to the proposed transaction. More detailed information regarding the identity of the potential participants, and their direct or indirect interests, by securities holdings or otherwise, will be set forth in the registration statement and proxy statement/prospectus and other materials to be filed with the SEC in connection with the proposed transaction. Information regarding Stifel's directors and executive officers is also available in Stifel's definitive proxy statement for its 2010 Annual Meeting of Shareholders filed with the SEC on February 26, 2010. Information regarding Thomas Weisel Partners' directors and executive officers is also available in Thomas Weisel Partners' definitive proxy statement for its 2009 Annual Meeting of Shareholders filed with the SEC on April 16, 2009. These documents are available free of charge at the SEC's web site at www.sec.gov and from Investor Relations at Thomas Weisel Partners and Stifel Financial.

Chairman’s Comments

“I am very pleased with our first quarter results particularly in light of the fact that net revenues, net income and earnings per share are second only to our previous record for net revenue, net income and earnings per share set in our 2009 fourth quarter. Our Global Wealth Management segment, with the addition of the UBS branches, had record quarterly results. The most encouraging sign is that its performance is up sequentially over the record 2009 fourth quarter. The performance of our Institutional Group (formerly Capital Markets) reflects encouraging signs of improved equity markets experienced industry wide. Overall, our results from the first quarter reflect more signs of economic recovery and the strength of our customer relationships.” Mr. Kruszewski continued, “I am confident that with the recent announcement of our strategic merger with Thomas Weisel Partners, we can build a premier middle-market investment bank and continue the growth of our core business, increase our market share and add value for our shareholders.”

1st Quarter 2010 Highlights

- Net revenues of $312 million, a 42% increase over the 1st quarter of 2009 (1Q09) and a 2% decrease from the 4th quarter of 2009 (4Q09).
  - The Global Wealth Management (GWM) segment posted net revenues of $197 million, a 73% increase over 1Q09 and a 7% increase over 4Q09.
  - The Institutional Group (IG) segment posted net revenues of $113 million, a 7% increase over 1Q09 and a 15% decrease from 4Q09.
- Net income of $24 million, or $0.68 per diluted share, an 80% increase over 1Q09 and a 4% decrease from 4Q09.
  - Pre-tax margin for the 1st quarter of 2010 (1Q10) was 13% compared to 10% for 1Q09 and 13% for 4Q09.
  - 1Q10 annualized return on average equity was 11% compared to 9% for 1Q09 and 12% for 4Q09.

Stifel Financial Corp.
Income Statements

	Quarter Ended				
($ in thousands)	**03/31/10**	03/31/09	**% Change**	12/31/09	**% Change**
Net revenues	**$ 312,030**	$ 219,981	**41.8%**	$ 319,467	**(2.3%)**
Compensation and benefits	**206,242**	147,840	**39.5%**	201,263	**2.5%**
Non-comp operating expenses	**66,223**	49,986	**32.5%**	76,890	**(13.9%)**
Total non-interest expenses	**272,465**	197,826	**37.7%**	278,153	**(2.0%)**
Income before income taxes	**39,565**	22,155	**78.6%**	41,314	**(4.2%)**
Provision for income taxes	**15,825**	8,978	**76.2%**	16,646	**(4.9%)**
Net income	**$ 23,740**	$ 13,177	**80.2%**	$ 24,668	**(3.8%)**
Diluted EPS	**$0.68**	$0.44	**54.5%**	$0.71	**(4.2%)**
Ratios to net revenues					
Compensation and benefits	**66.1%**	67.2%		63.0%	
Operating expenses	**21.2%**	22.7%		24.1%	
Income before income taxes	**12.7%**	10.1%		12.9%	

Source of Revenues

($ in thousands)	Quarter Ended 3/31/10	3/31/09	% Change	% of Net Revenues 3/31/10	% of Net Revenues 3/31/09	12/31/09	% Change	% of Net Revenues 12/31/09
Revenues								
Principal transactions	**$117,420**	$ 97,278	**20.7%**	***37.6%***	*44.2%*	$ 116,410	**0.9%**	***36.4%***
Commissions	**105,035**	74,610	**40.8%**	***33.7%***	*33.9%*	99,285	**5.8%**	***31.1%***
Asset mgt and service fees	**38,877**	24,933	**55.9%**	***12.5%***	*11.3%*	37,732	**3.0%**	***11.8%***
Investment banking	**34,221**	15,504	**120.7%**	***11.0%***	*7.1%*	50,545	**(32.3%)**	***15.8%***
Other	**4,171**	115	*	***1.3%***	*0.1%*	4,349	**(4.1%)**	***1.4%***
Total operating revenues	**299,724**	212,440	**41.1%**	***96.1%***	*96.6%*	308,321	**(2.8%)**	***96.5%***
Interest revenue	**14,647**	9,892	**48.1%**	***4.7%***	*4.5%*	15,078	**(2.9%)**	***4.7%***
Total revenues	**314,371**	222,332	**41.4%**	***100.8%***	*101.1%*	323,399	**(2.8%)**	***101.2%***
Interest expense	**2,341**	2,351	**(0.4%)**	***0.8%***	*1.1%*	3,932	**(40.5%)**	***1.2%***
Net revenues	**$312,030**	$219,981	**41.8%**	***100.0%***	*100.0%*	$ 319,467	**(2.3%)**	***100.0%***

* Percentage is not meaningful.

Principal Transactions

($ in thousands)	Quarter Ended 3/31/10	3/31/09	% Change	12/31/09	% Change
Principal transactions:					
Taxable debt	**$ 64,691**	$ 65,156	**(0.7%)**	$ 66,210	**(2.3%)**
Municipal debt	**16,842**	16,455	**2.4%**	16,102	**4.6%**
Equities	**22,284**	8,570	**160.0%**	21,113	**5.5%**
Other	**13,603**	7,097	**91.7%**	12,985	**4.8%**
	$ 117,420	$ 97,278	**20.7%**	$ 116,410	**0.9%**

Stifel Income Statements
Non-Interest Expenses

($ in thousands)	Quarter Ended 3/31/10	3/31/09	% Change	% of Net revenues 3/31/10	% of Net revenues 3/31/09	12/31/09	% Change	% of Net revenues
Net revenues	**$ 312,030**	$ 219,981	**41.8%**	**100.0%**	100.0%	$ 319,467	**(2.3%)**	100.0%
Non-interest expenses:								
Compensation and benefits	**186,970**	135,685	**37.8%**	**59.9%**	61.7%	185,904	**0.6%**	58.2%
Transitional pay	**19,272**	12,155	**58.6%**	**6.2%**	5.5%	15,359	**25.5%**	4.8%
Total compensation and benefits	**206,242**	147,840	**39.5%**	**66.1%**	67.2%	201,263	**2.5%**	63.0%
Occupancy and equipment rental	**24,858**	17,867	**39.1%**	**8.0%**	8.1%	26,430	**(5.9%)**	8.3%
Communication and office supplies	**14,418**	11,845	**21.7%**	**4.6%**	5.4%	15,342	**(6.0%)**	4.8%
Commissions and floor brokerage	**5,744**	4,360	**31.7%**	**1.8%**	2.0%	6,249	**(8.1%)**	2.0%
Other operating expenses	**21,203**	15,914	**33.2%**	**6.8%**	7.2%	28,869	**(26.6%)**	9.0%
Total non-compensation expense	**66,223**	49,986	**32.5%**	**21.2%**	22.7%	76,890	**(13.9%)**	24.1%
Income before income taxes	**39,565**	22,155	**78.6%**	**12.7%**	10.1%	41,314	**(4.2%)**	12.9%
Provision for income taxes	**15,825**	8,978	**76.2%**	**5.1%**	4.1%	16,646	**(4.9%)**	5.2%
Net income	**$ 23,740**	$ 13,177	**80.2%**	**7.6%**	6.0%	$ 24,668	**(3.8%)**	7.7%

Segment Comparison

($ in thousands)	03/31/10	03/31/09	% Change	12/31/09	% Change
	Quarter Ended				
Net revenues:					
Global Wealth Management	$ 197,195	$ 114,164	72.7%	$ 184,704	6.8%
Institutional Group	113,292	105,472	7.4%	133,305	(15.0%)
Other	1,543	345	347.3%	1,458	5.8%
	$ 312,030	$ 219,981	41.8%	$ 319,467	(2.3%)
Operating contribution:					
Global Wealth Management	36,932	17,234	114.3%	32,967	12.0%
Institutional Group	27,456	26,034	5.5%	37,816	(27.4%)
Other	(24,823)	(21,113)	17.6%	(29,469)	(15.8%)
	$ 39,565	$ 22,155	78.6%	$ 41,314	(4.2%)

YTD Segment Comparison (Excludes Acquisitions)

- Balanced business model facilitates growth during volatile markets
  - Stable GWM business is augmented by profitable and growing Institutional Group.

Revenue


IG
36%
GWM
64%

2010


IG
48%
GWM
52%

2009

Operating Profit


IG
43%
GWM
57%

2010


GWM
40%
IG
60%

2009

Global Wealth Management
Income Statements

($ in thousands)	3/31/10	3/31/09	% Change	12/31/09	% Change
	Quarter Ended				
Net revenues	$ 197,195	$ 114,164	72.7%	$ 184,704	6.8%
Compensation and benefits	109,867	64,252	71.0%	105,147	4.5%
Transition pay	14,871	8,377	77.5%	11,841	25.6%
Total compensation and benefits	124,738	72,629	71.7%	116,988	6.6%
Non-comp operating expenses	35,525	24,301	46.2%	34,749	2.2%
Total non-interest expenses	160,263	96,930	65.3%	151,737	5.6%
Income before income taxes	$ 36,932	$ 17,234	114.3%	$ 32,967	12.0%
Ratios to net revenues					
Compensation and benefits	55.7%	56.3%		56.9%	
Transition pay	7.5%	7.3%		6.4%	
Total compensation and benefits	63.3%	63.6%		63.3%	
Operating expenses	18.0%	21.3%		18.9%	
Income before income taxes	18.7%	15.1%		17.8%	

Stifel Bank & Trust
Income Statements

($ in thousands)	03/31/10	03/31/09	% Change	12/31/09	% Change
	Quarter Ended				
Net revenues:					
Interest	$ 8,087	$ 3,656	121.2%	$ 7,888	2.5%
Other income	2,113	670	215.4%	1,828	15.6%
Total revenues	10,200	4,326	135.8%	9,716	5.0%
Interest expense	448	686	(34.7%)	2,044	(78.1%)
Total net revenues	9,752	3,640	167.9%	7,672	27.1%
Compensation and benefits	1,028	411	150.1%	964	6.6%
Non-comp operating expenses	4,478	1,455	207.8%	1,171	282.4%
Total non-interest expenses	5,506	1,866	195.1%	2,135	157.9%
Income before income taxes	$ 4,246	$ 1,774	139.3%	$ 5,537	(23.3%)
Ratios to net revenues					
Compensation & benefits	10.5%	11.3%		12.6%	
Operating expenses	45.9%	40.0%		15.3%	
Efficiency ratio*	55.3%	36.6%		38.1%	
Income before income taxes	43.4%	48.7%		72.1%	

* Total non-interest expenses less provision for loan loss as a percentage of net revenues.

Stifel Bank & Trust

Balance Sheet

- Assets increased 122% to $1,115.3 million at March 31, 2010 from $503.3 million at March 31, 2009.
- Investment portfolio increased $495.5 million to $549.1 million at March 31, 2010, primarily as a result of the expansion of our investment strategy.
  - Agency MBS comprise 75% of the portfolio.
  - The portfolio has an effective duration of 2.78 years and a weighted average yield of 3.77%.
- Retained loan portfolio increased 87% to $341.7 million at March 31, 2010 from $182.8 million at March 31, 2009.
  - Securities-based loans from the UBS transaction accounted for $177.5 million of the increase.
  - Retained loans included in branch location sale of $31.0 million, classified as loans held for sale at March 31, 2010.
- Deposits increased 115% to $988.3 million as of March 31, 2010 from $459.3 million as of March 31, 2009, primarily as a result of the UBS transaction which was completed during the fourth quarter of 2009.
  - Includes deposits held for sale of $18.9 million at March 31, 2010.

Mortgage Banking

- Loans sold into the secondary market during the quarter ended March 31, 2010 of $175.9 million, compared to $240.3 during the comparable period in 2009.
- Gross mortgage revenues of $2.7 million for the quarter ended March 31, 2010, compared to $3.3 million during the comparable period in 2009.
- Retained mortgage loan originations of $9.6 million during the quarter ended March 31, 2010 with a weighted average CLTV of 47% and weighted average FICO of 767.

Credit Quality

- Non-performing loans of $1.1 million as of March 31, 2010 compared to $2.1 million as of March 31, 2009.
- Losses for the quarter ended March 31, 2010 of $0.1 million compared to $0.3 million during the comparable period in 2009.
- Excluding acquired loans, the allowance as a percentage of gross loans totaled 0.94% as of March 31, 2010 compared to 1.47% as of March 31, 2009.
- Other real estate owned totaled $2.0 million at March 31, 2010 compared to $4.4 million at March 31, 2009.

Institutional Group
Income Statements

($ in thousands)	Quarter Ended 3/31/10	3/31/09	% Change	12/31/09	% Change
Net revenues	$ 113,292	$ 105,472	7.4%	$ 133,305	(15.0%)
Compensation and benefits	62,221	59,024	5.4%	70,355	(11.6%)
Transition pay	4,083	3,494	16.9%	3,229	26.4%
Total compensation and benefits	66,304	62,518	6.1%	73,584	(9.9%)
Non-comp operating expenses	19,532	16,920	15.4%	21,905	(10.8%)
Total non-interest expenses	85,836	79,438	8.1%	95,489	(10.1%)
Income before income taxes	$ 27,456	$ 26,034	5.5%	$ 37,816	(27.4%)
Ratios to net revenues					
Compensation and benefits	54.9%	56.0%		52.8%	
Transition pay	3.6%	3.3%		2.4%	
Total compensation and benefits	58.5%	59.3%		55.2%	
Operating expenses	17.3%	16.0%		16.4%	
Income before income taxes	24.2%	24.7%		28.4%	

Institutional Group Revenues

($ in thousands)	3/31/10	3/31/09	% Change	12/31/09	% Change
	Quarter Ended				
Sales and trading:					
Equity	$ 38,651	$ 36,787	5.1%	$ 38,668	(0.0%)
Fixed income	44,346	53,448	(17.0%)	47,308	(6.3%)
	82,997	90,235	(8.0%)	85,976	(3.5%)
Investment Banking:					
Capital raising	20,004	3,429	483.4%	28,768	(30.5%)
Advisory fees	8,914	10,006	(10.9%)	16,047	(44.5%)
	28,918	13,435	115.3%	44,815	(35.5%)
Other revenue	1,377	1,802	(23.6%)	2,514	(45.2%)
Total net revenue	$ 113,292	$ 105,472	7.4%	$ 133,305	(15.0%)
Ratios to net revenues					
Sales & trading	73.3%	85.6%		64.5%	
Investment banking	25.5%	12.7%		33.6%	

Statement of Financial Condition Graphs



$4,000
$3,000
$2,000
$1,000
$0
$412
$382
$842
$1,085
$1,499
$1,558
$3,167
$3,227
2003
2004
2005
2006
2007
2008
2009
Q1 2010

Total Assets *($ millions)*



$1,250
$1,000
$750
$500
$250
$0
$135
$166
$225
$290
$520
$676
$956
$995
$35
$100
$35
$131
$70
$155
$70
$220
$95
$425
$83
$593
$83
$873
$83
$912
2003
2004
2005
2006
2007
2008
2009
Q1 2010

Total Capitalization *($ millions)*

Defined as stockholder's equity plus the trust preferred securities.



4x
3x
2x
1x
x
3.1x
2.3x
3.7x
3.7x
2.9x
2.3x
3.3x
3.2x
2003
2004
2005
2006
2007
2008
2009
Q1 2010

Leverage Ratio



$30
$20
$10
$0
$7.23
$9.02
$10.21
$12.35
$18.36
$22.68
$28.86
$29.50
2003
2004
2005
2006
2007
2008
2009
Q1 2010

Book Value Per Share

Capital Structure

As of March 31, 2010

(in thousands, except percentages and ratios)

Total Assets	$	3,227,383
Stockholders' Equity	$	912,404
Debentures to:		
Stifel Financial Capital Trust II - LIBOR plus 1.70% (fixed at 6.38% until 9/30/10), due 9/30.	$	35,000
Stifel Financial Capital Trust III - LIBOR plus 1.85% (fixed at 6.79% until 6/6/12), due 6/6/3	$	35,000
Stifel Financial Capital Trust IV - LIBOR plus 1.85% (fixed at 6.78% until 9/6/12), due 9/6/3	$	12,500
Total Debentures *(average 6.64% per annum)*	$	82,500
Total Capitalization	$	994,904

Ratios:

Equity to Assets	28.27%
Capitalization to Assets	30.83%
Debentures to Equity	9.04%
Leverage Ratio	3.2x
Equity Capitalization	3.5x

Level 3 Assets

($ in thousands)	Carrying Value 3/31/10	Carrying Value 12/31/09	Change
Auction Rate Securities (ARS)	**$ 75,691**	$ 56,003	**35.2%**
Stifel Bank & Trust Investments	**-**	2,693	**(100.0%)**
Trading Securities	**7,042**	1,243	**466.5%**
Other Investments	**5,418**	5,426	**(0.1%)**
Level 3 assets (excluding ARS)	**12,460**	9,362	**366.4%**
Total Level 3 assets	**$ 88,151**	$ 65,365	**34.9%**
Percentage of Equity	*9.7%*	*7.5%*	
Percentage of Equity (excluding ARS)	*1.4%*	*1.1%*	

Other Financial Data

	As of			% Change	
	3/31/10	12/31/09	3/31/09	Q1 10 vs. Q409	Q1 10 vs. Q109
Total assets (000s):					
Stifel Nicolaus and Stifel Financial	$ 2,112,054	$ 2,025,348	$ 1,511,416	4.3%	39.7%
Stifel Bank	1,115,329	1,142,008	503,282	(2.3%)	121.6%
	$ 3,227,383	$ 3,167,356	$ 2,014,698	1.9%	60.2%
Shareholders' equity (000's)	$ 912,404	$ 873,446	$ 630,802	4.5%	44.6%
Book value per share	$29.50	$28.86	$23.19	2.2%	27.2%
Financial advisors*	1,900	1,885	1,394	0.8%	36.3%
Full-time associates	4,518	4,434	3,560	1.9%	26.9%
Locations	294	294	230	0.0%	27.8%
Total client assets (000's)	$ 95,319,000	$ 91,342,000	$ 54,854,000	4.4%	73.8%

* Includes all retail Financial Advisors.

Announced Merger of Stifel Financial Corp. and Thomas Weisel Partners

STIFEL FINANCIAL

Thomas Weisel Partners
Experts in Growth

Summary of Key Transaction Terms

Transaction	➢ Stifel to acquire 100% of TWP's common stock in a tax-free exchange
Consideration	➢ Fixed exchange ratio of 0.1364 Stifel shares for each TWPG share ➢ No caps or collars ➢ $7.60 per share based on an SF price of $55.74 (at 4/23/10) ➢ $318 million of aggregate consideration (fully diluted shares includes restricted stock units, net of taxes)
Management	➢ Thomas Weisel to join Stifel as Co-Chairman with Ron Kruszewski ➢ Combined senior leadership of both Stifel and TWP in the Institutional Group (formerly Capital Markets)
Board Seats	➢ Thomas Weisel + up to 3 additional TWP Directors to join Stifel Board
Synergy Opportunities	➢ Estimated annualized pre-tax cost efficiencies of $62 million, or approximately 5% of combined 2009 expenses ➢ Minimal client facing changes / Cost savings principally from redundancies ➢ No revenue enhancements assumed
Closing Conditions	➢ TWP shareholder approval ➢ Regulatory approvals and other customary conditions

Transaction Financials ($ in 000s, except per share)

Transaction Value Calculation	
SF Stock Price (4/23/10)	**$55.74**
TWPG Stock Price (4/23/10)	**$4.36**
Fixed Exchange Ratio	**0.1364x**
Implied Price Per TWPG Share	**$7.60**
Implied Aggregate Consideration Calculation (1)	
Common Shares Outstanding	$249,649
Restricted Stock Units and Warrants	68,503
Implied Aggregate Consideration	**$318,153**

TWP Book Value Analysis	
As Reported Book Value (12/31/09)	
Total Shareholders' Equity	$129,837
Basic Common Shares Outstanding	31,693
Book Value Per Share	$4.10
Adjusted Book Value (12/31/09)	
Total Shareholders' Equity	$129,837
Deferred Tax Asset Valuation Allowance	68,802
Adjusted Total Shareholders' Equity	$198,639
Adjusted Book Value Per TWP Share	$6.27

Pricing Multiples

	TWP Statistic 12/31/09	**Implied Multiple**
Aggregate Consideration / LTM Revenues	$196,712	1.6x
Aggregate Consideration / LTM Net Revenues	$195,056	1.6x
Price Per TWPG Share / Book Value Per Share	$4.10	185.5%
Price Per TWPG Share / Adjusted Book Value Per Share	$6.27	121.3%
Price Per TWPG Share / 2011 Median Analyst Estimated EPS	$0.48	16.0x
Current Market Premium	$4.36	74.3%

The transaction is accretive to both EPS(2) and Book Value per share.

(1) Based on 32.8 million common shares as of 12/31/09, 486,486 warrants that are automatically converted during a change-in-control, and 8.5 million converted RSUs (net of taxes and including 3 million gross additional RSUs issued by TWPG for employee retention).

(2) Based upon First Call consensus estimates. Assumes $62 million in annual cost savings and excludes one-time charges.

Why this Combination Makes Sense

Highly Complementary Investment Banking, Research and Sales and Trading Platforms

- Additive, *not* duplicative:
  - 623 combined offerings completed between 2005 - 2009 and ***only 4 overlap***
  - 1,143 unique U.S. companies under research coverage. ***Only 8% overlap***
- Expands institutional equity business both domestically and internationally

Fast Tracks Stifel's Investment Banking Growth, Which Would Otherwise Take Years to Achieve

- Expands Stifel's Investment Banking business in key growth sectors of the global economy
- Strengthens Stifel's profile within the venture capital community where TWP maintains key relationships
- Enhances Stifel's lead manager credentials
- Geography: Expands Stifel's west coast market presence & provides strong market entry point in Canada

Enhances and Complements Stifel's Existing Business Platform

- Furthers Stifel's diversification plan: Pro forma revenue mix is approximately 50% / 50% (Institutional Group and GWM)
- Builds the premier full service middle-market investment bank

TWP's Core Verticals Appear Poised to Benefit From a Market Rebound

- Capital markets activity is returning to more normalized levels
  - TMT in cyclical lull since 2007
  - IPO market impacted by financial crisis and recession
  - VC-backed IPO market rebounding along with growth sector activity in general
- M&A activity highly correlated to economic growth, poised to accelerate; TWP has well documented M&A practice

TWP's Asset Management Business Complements Stifel's Global Wealth Management Division

Combined Senior Management Teams Reflect Strong Cultural Fit

Increased Revenue Opportunities and Cost Savings Create Opportunity for Enhanced Profitability

Note: TMT refers to technology, media and telecom.

Highly Complementary Investment Banking Industry Coverage
Capital Markets Activity Between 2005 - 2009

- Of the 623 combined offerings completed between 2005 - 2009 *ONLY 4* overlap [1]

Industry	# Offerings				Offering Value	
	Stifel	TWP	Combined	Overlap	($B)	%
Stifel Core Competencies						
FIG	99	12	111	0	$ 33.1	27.4%
Real Estate	109	10	119	0	21.7	18.0%
U.S. Energy and Natural Resources	34	0	34	0	5.5	4.6%
Aerospace Defense & Government Services	7	4	10	1	4.7	3.9%
Industrials	21	2	23	0	3.8	3.2%
Transportation	3	3	6	0	1.8	1.5%
Education	7	1	8	0	1.3	1.1%
Subtotal	**280**	**32**	**311**	**1**	**$ 72.0**	**59.7%**
TWP Core Competencies						
Technology, Media & Telecommunications	9	96	104	1	20.1	16.7%
Canadian Energy & Natural Resources	11	100	111	0	13.6	11.3%
Healthcare	15	51	66	0	8.5	7.0%
Consumer	6	27	31	2	6.4	5.3%
Subtotal	**41**	**274**	**312**	**3**	**$ 48.6**	**40.3%**
Total	**321**	**306**	**623**	**4**	**$ 120.6**	**100.0%**

(1) Source: Dealogic, Stifel internal and TWP internal. Includes all equity and preferred offerings.

Note: Overlapping transactions include: Orbitz Worldwide (OWW), AeroVironment (AVAV), TRX (TRXI) and NutriSystem (NTRI).

Highly Complementary Investment Banking Industry Coverage

Completed M&A Transactions Between 2005 - 2009

	# Transactions			Transaction Value[1]	
Industry	**Stifel**	**TWP**	**Combined**	**($B)**	**%**
Stifel Core Competencies					
Real Estate	4	0	4	$ 8.6	25.9%
Financial Institutions	36	3	39	5.5	16.6%
Industrials	13	4	17	0.5	1.4%
Aerospace, Defense & Government Services	4	0	4	0.3	1.0%
U.S. Energy & Natural Resources	1	0	1	0.1	0.4%
Education	4	0	4	0.1	0.2%
Transportation	5	0	5	NA	NA
Subtotal	**67**	**7**	**74**	**$ 15.1**	**45.4%**
TWP Core Competencies					
Technology, Media & Telecommunications	26	41	67	8.6	47.4%
Healthcare	2	13	15	6.1	18.3%
Canadian Energy & Natural Resources	2	16	18	2.0	6.0%
Consumer	11	11	22	1.5	4.4%
Subtotal	**41**	**81**	**122**	**$ 18.2**	**54.6%**
Total	**108**	**88**	**196**	**$ 33.3**	**100.0%**

(1) For disclosed deal values only.

Source: Capital IQ.

Creates the Largest U.S. Equity Research Platform

Pro Forma U.S. Research Coverage

- 1,143 unique U.S. companies under coverage. Only 8% overlap(1)
- 93 senior research analysts
- #1 U.S. equities coverage
- #1 U.S. Small Cap. equities coverage (2)
- Cover approximately 50% of the S&P 500
- Combination gets Stifel to market weight for 3 critical growth engines of the U.S. economy: Technology, Healthcare and Energy



REITs 8%
Bus. Svcs. 2%
Media 6%
Transport. 4%
AD&GS 4%
Educ. 1%
Healthcare 10%
Financials 17%
Energy 15%
Consumer 15%
Technology 18%

(1) Source: Thomson Reuters rankings and research coverage as of 4/23/10 for Stifel and TWP. Rankings exclude 87 closed end funds for Stifel. 100 equities in total overlap.

(2) Small Cap includes market caps less than $1.0 billion USD.

U.S. Research Coverage (1)

Rank	Firm	# Companies
	Stifel (pro forma, ex. overlap)	**1,143**
1.	JPMorgan	1,064
2.	BofA Merrill Lynch	961
3.	Barclays Capital	914
4.	**Stifel**	**862**
≈		
24.	**TWP**	**381**

Small Cap. U.S Research Coverage (1)(2)

Rank	Firm	# Companies
	Stifel (pro forma, ex. overlap)	**423**
1.	**Stifel**	**386**
2.	Virtua Research	339
3.	Sidoti & Company	332
4.	Raymond James	284
23.	**TWP**	**137**

Stifel's Track Record in Integrating Transactions: Low Risk Opportunity

LEGG MASON

- Successfully integrated Legg's sales and trading, research and investment banking platforms to Stifel's platform
- Majority of Legg Mason Investment Banking Managing Directors remain with Stifel today
- Achieved cost savings objectives
- Remains core of Institutional Capital Markets business
- Closed December 1, 2005

RYAN BECK & CO.

- Successfully integrated Ryan Beck's private client group and investment banking platforms to Stifel's platform
- Achieved cost savings objectives
- Closed February 28, 2007

UBS

(56 branches from UBS Financial Services)

- Successfully integrated UBS' private client group platform to Stifel's platform
- Revenue production in-line with expectations
- Achieving synergy objectives
- Last closing October 16, 2009

Driving Value for Stakeholders

Clients

- Expands services across Institutional Group and Global Wealth Management platforms
- Broader industry focus
- Deeper talent pool for serving clients
- Complementary investment banking and research platforms with almost no overlap provide continuity of client facing personnel

Associates

- Greater access to resources of both firms
- Senior management and leadership provides broader platform to attract and retain talent
- Strong cultural fit between firms

Shareholders

- Continued investment in Investment Banking fully leverages firm strengths
- Stifel remains over 40% owned by "insiders" on a fully diluted basis, creating direct alignment of interest with shareholders
- Increased revenue opportunities and cost savings create opportunity for enhanced profitability
- Proven successful integrators

Building the Premier Growth-Focused Middle-Market Investment Bank

Pro Forma Effect of Unit Awards Modification

(in thousands, except share and per share data)	Shareholders' Equity	Outstanding Shares	Book Value
March 31, 2010, as reported	**$ 912,404**	**30,926,500**	**$ 29.50**
Assume unit vesting and conversion	60,454	4,710,450	12.83
Pro forma	**$ 972,858**	**35,636,950**	**$ 27.30**
Change in book value			*(7.5%)*
EPS diluted shares - as reported		*35,025,000*	
EPS diluted shares - pro forma assuming unit vesting		*36,100,000*	

Unit Amortization

	2010	2011
Annual unit amortization (000s)	$ 46,860	$ 40,345

Q&A